SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the registrant : /X/
Filed by a party other than the Registrant / /
Check the appropriate box:
/ / Preliminary proxy statement
/ / Confidential, for Use of the Commission only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive proxy statement
/ / Definitive additional materials
/ / Soliciting material pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               TNR TECHNICAL, INC.
        -----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/      No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

/ /       Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.

(3) Filing Party:

(4) Date Filed:

                               TNR TECHNICAL, INC.
                             301 Central Park Drive
                             Sanford, Florida 32771
                                 (407) 321-3011

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON DECEMBER 12, 2003, AT 8:00 A.M.


To the Shareholders of TNR Technical, Inc.

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of TNR Technical, Inc., a New York corporation (the "Company" or "TNR"), will be held at Cheeca Lodge & Spa, MM (mile marker) 82, 81801 Overseas Highway, Islamorada, FL 33036 (phone no (305-664-4651) on December 12, 2003 at the hour of 8:00 A.M. local time for the following purposes:

         (1)      To elect six Directors of the Company for the coming year;

         (2) To ratify, adopt and approve an amendment to the Company's 1998 Incentive and Non-Statutory Stock Option Plan to increase the authorized number of shares under the Plan to 60,000 shares; and

         (3) To transact such other business as may properly come before the Meeting.

         Only shareholders of record at the close of business on October 30, 2003 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                            By Order of the Board of Directors

                                            Kathie Thaw, Secretary

November 3, 2003

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               TNR TECHNICAL, INC.
                             301 Central Park Drive
                             Sanford, Florida 32771
                                 (407) 321-3011

                                 PROXY STATEMENT

         This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of TNR Technical, Inc. ("TNR" or the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement (which includes the Company's annual report on Form 10-K for its fiscal year ended July 31, 2003, exclusive of exhibits), together with the accompanying form of proxy will be mailed together to shareholders on or about November 3, 2003.

         The record date for the determination of shareholders entitled to notice of and to vote at the Meeting is October 30, 2003. On that date there were issued and outstanding approximately 267,528 shares of Common Stock, par value $.02 per share. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share held in his name on the record date. In Proposal No. 1, directors will be elected by a plurality of the votes cast at the Meeting. Proposal No. 2 and any other proposals that may come before the meeting will be decided by a majority of the votes cast at the Meeting.

         All proxies received pursuant to this solicitation will be voted (unless revoked) at the Annual Meeting of December 12, 2003 or any adjournment thereof in the manner directed by a shareholder and, if no direction is made, will be voted for the election of each of the management nominees for director in Proposal No. 1 and in favor of Proposal No. 2. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a shareholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 59 Maiden Lane, New York, New York 10038 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy; thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

         As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing that will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxies. All expenses in connection with the solicitation of this proxy will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services, may solicit proxies by telephone, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company.

                         FINANCIAL AND OTHER INFORMATION

         Accompanying this Proxy Statement as Exhibit A is the Company's 2003 Annual Report on Form 10-K for its fiscal year ended July 31, 2003 (excluding exhibits). The Company incorporates by reference the information contained in the Company's 2003 Annual Report.

                             EXECUTIVE COMPENSATION

         Incorporated by reference is the contents of Item 11 of TNR's Form 10-K for its fiscal year ended July 31, 2003, a copy of which is annexed to this Proxy Statement as Exhibit A.

                   SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

         Incorporated by reference is the contents of Item 12 of TNR's Form 10-K for its fiscal year ended July 31, 2003, a copy of which is annexed to this Proxy Statement as Exhibit A.

                              CERTAIN TRANSACTIONS

         Incorporated by reference is the contents of Item 13 of TNR's Form 10-K for its fiscal year ended July 31, 2003, a copy of which is annexed to this Proxy Statement as Exhibit A.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Management recommends that you vote in favor of the six nominees named to the Board of Directors. Directors will be elected by a plurality of the votes cast at the Meeting.

         Six directors are to be elected at the meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the six persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All six of the nominees named in the table below are now members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors. The following table sets forth information concerning each proposed director of the Company.

                                                Term                                First
                                                Of              Became              Principal
Name                              Age           Office          Director            Occupation
----                              ---           ------          --------            ----------
Wayne Thaw                        45            (1)               1983              Chairman of the Board,
                                                                                    Chief Executive Officer
                                                                                    And President of the
                                                                                    Company

Norman L. Thaw                    69            (1)               1979              President of Stride Rite
                                                                                    Stables, Inc., Private Investor

Jerrold Lazarus                   70            (1)               1987              Retired

Kathie Thaw                       47            (1)               1996              Vice-President of the
                                                                                    Company

Mitchell Thaw                     45            (1)               1998              Co-Manager-Hedge Fund

                                                                                    Vice-President and
Patrick Hoscoe                    39            (1)               1998              Operations Manager
                                                                                    Of the Company's
                                                                                    West Coast Division

(1) Directors are elected at the annual meeting of stockholders and hold office to the following annual meeting.

         Wayne Thaw is Chairman of the Board, Chief Executive Officer, Chief Financial Officer and President of the Company. Kathie Thaw and Patrick Hoscoe each serve as a Vice President of the Company. Kathie Thaw also serves as Secretary and Treasurer of the Company. The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Officers serve at the pleasure of the Board and may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.

         Wayne Thaw has served as Chairman of the Board and Chief Executive officer since December 2000 and President and Chief Operating Officer of the Company since November 1987. Mr. Thaw has been a full-time employee since 1980.

         Jerrold Lazarus has served as a director of the Company since October 1987. Mr. Lazarus was a full time employee and Chairman of the Board and Chief Executive Officer of the Company between October 1987 and January 2001. Since Mr. Lazarus retired from serving as an executive officer of the Company in January 2001, he has not been affiliated with another company.

         Norman L. Thaw is one of the founders of the Company and served as its Chairman and Chief Executive Officer between March 1987 and April 1988. For more than the past five years, Mr. Thaw's principal occupation is the President of Stride Rite Stables, Inc., a thoroughbred racing and breeding farm in South Florida.

         Kathie Thaw has been Vice-President and a director of the Company since December 1996 and his served as a consultant to the President over the past five years. Since December 2000, she has also served as Secretary and Treasurer of the Company.

         Mitchell Thaw has been director of the Company since December 1998. Mr. Thaw is currently a co-manager of a hedge fund. From November 2000 until September 2001, he was Executive Vice President of KBC Securities, an international securities firm that traded derivatives stock options such as convertible bonds and Japanese warrants. From May 2000 to October 2000, he acted as a professional trader for his own account. From April 1999 through May 2000, Mr. Thaw served as a Director of Institutional Options at Schroder & Co., Inc. From 1988 through April 1998, Mr. Thaw was an executive for UBS Securities. Between April 1998 and March 1999, Mr. Thaw was not associated with any firms.

         Patrick Hoscoe has been Vice President and a director of the Company since 1998. Mr. Hoscoe also serves as Operations Manager of the Company's West Coast operations. Mr. Hoscoe has 23 years experience in the battery industry and worked for House of Batteries for the past five years prior to joining the Company in 1997.

         During fiscal 2003, the Board of Directors held meetings or took action by unanimous written consent in lieu of a meeting on two occasions. The Company's last annual meeting of shareholders was held on December 6, 2002. At such meeting, Jerrold Lazarus, Norman Thaw, Wayne Thaw Kathie Thaw, Mitchell Thaw and Patrick Hoscoe were re-elected directors to serve for a period of one year and until their successors are elected and shall qualify.

Family Relationships

         Norman L Thaw is the father of Wayne Thaw and Mitchell Thaw. Wayne Thaw and Kathie Thaw are married.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. During fiscal 2003, no officers, directors or greater than 10% stockholders filed any forms late, other than Jerrold Lazarus filed a Form 4 late for June 2003.

Report of the Company's Board of Directors as to the lack of both an Audit Committee and Independent Directors to form a majority of an Audit Committee

          The Company has no standing audit, nominating and compensation committees of the Board of Directors or committees performing similar functions. The Company does not currently have an Audit Committee of its Board of Directors or independent directors to form an Audit Committee. It is the intention of the Board of Directors to use its best efforts to obtain two qualified persons to serve as independent board members on a newly formed Audit Committee, one of whom would ideally be a "Financial Expert" within the meaning of Sarbanes-Oxley Act of 2002, as amended. Independent director is defined in Rule 4200(a)(14) of the NASD's Listing Standards to mean a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons should not be considered independent:


         o A director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

         o A director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year other than compensation for Board service, benefits under a tax qualified retirement plan, or non discretionary compensation;

         o A director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, sister-in-law, brother-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         o A director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organizations consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

         o A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         The term "Financial Expert" is defined as a person who has the following attributes: an understanding of generally accepted accounting principles and financial statements; has the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities; an understanding of internal controls and procedures for financial reporting; and an understanding of audit committee functions.

         If successful, the Board would likely expand the number of directors to eight and to fill the vacancies with the two independent persons selected by the Board. No assurances can be given that the Board's efforts to select two persons to serve as independent directors and on the proposed Audit Committee will be successful. In the event an Audit Committee is established, its first responsibility would be to adopt a written charter. Such charter would be expected to include, among other things:

         O    annually reviewing and reassessing the adequacy of the committee's formal charter;
         O    reviewing the annual audited financial statements with the
              Company's management and its independent
              auditors and the adequacy of its internal accounting controls;
         O    reviewing analyses prepared by the Company's management and independent auditors concerning significant financial reporting issues and judgments made in connection with the preparation of its financial statements;
         O    being directly responsible for the appointment, compensation and oversight of the independent auditor, which shall report directly to the Audit Committee, including resolution of disagreements between management and the auditors regarding financial reporting for the purpose of preparing or issuing an audit report or related work;
         O    reviewing the independence of the independent auditors;
         O    reviewing the Company's auditing and accounting principles and practices with the independent auditors and reviewing major changes to its auditing and accounting principles and practices as suggested by the independent auditor or its management;
         O    reviewing all related party transactions on an ongoing basis for potential conflict of interest situations; and
         O    all responsibilities given to the Audit Committee by virtue of the
              Sarbanes-Oxley Act of 2002, which was signed into law by President
              George W. Bush on July 30, 2002.

         The Company's Common Stock is traded on the OTC Electronic Bulletin Board under the symbol "TNRK."

         In October 2003, the Board discussed the audited consolidated financial statements of the Company as of July 31, 2003, 2002 and 2001 and for the years then ended with Management and Parks, Tschopp, Whitcomb & Orr, P.A. Management has the primary responsibility for the financial statements and the reporting process. Management has discussed with Parks, Tschopp, Whitcomb & Orr, P.A., the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as modified or supplemented. Management received written disclosures and a letter from Parks, Tschopp, Whitcomb & Orr, P.A. required by Independence Standards Board Standard No. 1, as modified or supplemented, and discussed with them their independence. Management has determined that Parks, Tschopp, Whitcomb & Orr, P.A. is independent and has recommended to the Board its continued selection as independent auditors for the Company's year ended July 31, 2004, which the Board approved on October 15, 2003.

         During the past fiscal year and the quarter ended October 31, 2003, Parks, Tschopp, Whitcomb & Orr, P.A. has not provided any financial information systems design and implementation services or any other non-audit services to the Company except for the review of the Company's Form 10-Q's, tax services and limited consulting services. The Company does not anticipate Parks, Tschopp, Whitcomb & Orr, P.A. providing any financial information systems design and implementation services and any other non-audit services to the Company which would be incompatible with maintaining the independence of Parks, Tschopp, Whitcomb & Orr, P.A. The fees paid by the Company to Parks, Tschopp, Whitcomb & Orr, P.A. for fiscal 2003 were as follows:


                    Financial Information Systems Design
  Audit Fees               and Implementation Fees            All Other Fees
  --------------------------------------------------------------------------
  $16,000                           $-0-                         $4,000

         On October 15, 2003, the Board of Directors in the absence of an Audit Committee, reviewed the audited consolidated financial statements of the Company as of July 31, 2003, 2002 and 2001 and for the years then ended to be included in the Company's Annual Report on Form 10-K for its year ended July 31, 2003 for filing with the Securities and Exchange Commission and considered the above discussed matters and the Board recommended the inclusion of these audited consolidated financial statements in the Form 10-K filing.

                                           THE BOARD OF DIRECTORS
                                           Wayne Thaw, Chairman
                                           Jerrold Lazarus
                                           Norman Thaw
                                           Kathie Thaw
                                           Mitchell Thaw
                                           Patrick Hoscoe

                                 PROPOSAL NO. 2
                      PROPOSAL TO RATIFY, ADOPT AND APPROVE
              AN AMENDMENT TO THE 1998 INCENTIVE AND NON-STATUTORY
           STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES COVERED
                          BY THE PLAN TO 60,000 SHARES

Management recommends that you vote in favor of the ratification, adoption and approval of an amendment to the 1998 Incentive and Non-Statutory Stock Option Plan to increase the number of shares covered by the Plan to 60,000 shares.

                This Proposition will be decided by a majority of the votes cast at the meeting of Stockholders by the holders of shares entitled to vote thereon.

         The information which follows contains a description of the 1998 Plan as approved by the Board of Directors.

General

         The 1998 Incentive and Non-Statutory Stock Option Plan, (the "1998 Plan"), was approved by the Board of Directors effective on December 15, 1998 and ratified by stockholders on December 10, 1999. The 1998 Plan currently covers 30,000 shares of Common Stock which is proposed by the Board to increase to 60,000 shares, subject to adjustment of shares under the anti-dilution provisions of the 1998 Plan. The 1998 Plan authorizes the issuance of the options covered thereby as either "Incentive Stock Options" within the meaning of the Internal Revenue Code of 1986, as amended, or as "Non-Statutory Stock Options." Persons eligible to receive options under the 1998 Plan include employees, directors, officers, consultants or advisors, provided that bona fide services shall be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital raising transaction; however, only employees are eligible to receive an Incentive Option. The 1998 Plan also provides that no options may be granted after December 15, 2008. The 1998 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 as amended ("ERISA").

Eligibility and Participation

         Incentive Stock Options Under this Plan may be granted under this Plan only to officers (who are employees) and to other key employees of (a) the Company and (b) "subsidiaries" of the Company. A director of the Company or any subsidiaries may receive an Incentive Stock Option under this Plan if such person is otherwise an employee of the Company and/or any subsidiaries. An employee, director or officer of the Company (or any subsidiaries), may receive a Non-Statutory Stock Option. In addition, consultants and advisors who the Board determines are providing bona fide services to the Company or any subsidiaries, whether or not otherwise compensated, may receive a Non-Statutory Stock Option so long as the Plan would continue to qualify as an Employee Benefit Plan under the Securities Act of 1934, as amended. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Board may take into account the nature of the services rendered by, and the responsibilities borne by, such respective persons, their present and potential contributions to the Company's success and such other factors as the Board in its discretion shall deem relevant. Under the 1998 Plan, the aggregate fair market value (determined at the time the option is granted) of the Optioned Stock for which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all such Plans of the individual's Employer Corporation and its parent and subsidiary corporation) shall not exceed $100,000. More than one option may be granted to any optionee. Subject to the number of shares covered by the Plan, no further restrictions are placed on the Board of Directors in determining eligibility or participation for granting options or the amount of options which may be granted to, any director or executive officer, any other officer, and any employee. The Company leases from a non-affiliated company its employees, each of whom are eligible to participate in the 1998 Plan at the discretion of the Board of Directors to receive non-statutory stock options. As of October 15, 2000, no options have been granted under the 1998 Plan.

Awards

                 As of October 15, 2003, the Company has no outstanding options under the 1998 Plan. The Board of Directors plans to issue options under the 1998 Plan to officers, directors and/or employees in December 2003 after the Company's Stockholder Meeting. The board has not definitely determined at this time the individuals who will receive awards under the 1998 Plan or the number of shares of Common Stock covered by any award. The Board has complete discretion to issue options under the Plan.

Administration

         The 1998 Plan is administered by the Company's Board of Directors, but may be administered by a stock option committee consisting of three members of the Board, which would have the authority to determine the persons to whom options shall be granted, whether any particular option shall be an Incentive Option or a Non-Statutory Option, the number of shares to be covered by each option, the time or times at which options will be granted or may be exercised and the other terms and provisions of the Options. The Board's (or Committee's) determination on all matters shall be conclusive and binding on the Company and on all Optionees and their legal representatives.

Term of Plan

         The Board of Directors may terminate the 1998 Plan at any time. Termination of the Plan will not affect rights and obligations theretofore granted and then in effect. No options may be granted later than December 15, 2008.

Option Price and Duration of Option

         The 1998 Plan also provides that: (i) the exercise price of options granted thereunder is not less than 100% (or in the case of an Incentive Option, 110% if the optionee owns 10% or more of the outstanding voting securities of the Company) of the fair market value of such shares on the date of grant, as determined by the Board or Committee, and (ii) no option by its terms may be exercised more than ten years (five years in the case of an Incentive Option, where the optionee owns 10% or more of the outstanding voting securities of the Company) after the date of grant. Any options which are canceled or not exercised within the option period become available for future grants.

Exercise of Options

         An Option granted under the Plan shall be exercisable at such time or times, whether or not in installments, as the Board shall prescribe at the time the Option is granted. An Option which has become exercisable may be exercised in accordance with its terms as to any or all full shares purchasable under the provisions of the Option, but not at any time as to less than 100 shares unless the remaining shares which have become so purchasable are less than 100 shares. Except as stated below, an Incentive Stock Option may not be exercised at any time unless the holder thereof is then an employee of the Company or any subsidiaries and shall have been continuously employed by the Company or any subsidiaries since the date of grant. In the case of Optionee's death, the lawful heirs or beneficiaries of a deceased Optionee may exercise Incentive Stock Options for a maximum period of six months after the Optionee's death, so long as the Option has otherwise not expired.

         In the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan by reason of the disability of such person, the optionee may exercise his Incentive Stock Option at any time within one year after such termination of employment but in no event after the day in which the Incentive Stock Option would otherwise terminate, to the extent of the number of shares covered by his Incentive Stock Option which were purchasable by him at the date of the termination of employment.

         In the case of Non-Statutory Stock Options, the disability or death of optionee shall not terminate the options granted to an officer, director or employee so long as such officer, director or employee was continuously performing services for the Company up to the date of his disability or death, as the case may be. In the case of non-statutory options, the Board shall determine other applicable termination provisions of these options, if any.

Payment of Exercise Price

         The purchase price of the shares shall be paid by cash in full, together with any applicable income tax and other withholding amounts upon exercise of the option.

Transferability

         All Stock Options are non-transferable except by will or the laws of descent and distribution and an option granted to an individual may be exercised during the lifetime of the holder thereof, only by the holder.

Adjustment upon Changes in Capitalization.

         Subject to compliance with the requirements for qualification of the Plan and of the Options issued or to be issued thereunder as "Incentive Stock Options" under applicable provisions of federal laws and regulations, the aggregate number and class of shares as to which Options may be granted under the Plan, the number and class of shares covered by each outstanding Option and the price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividends, or any other increase or decrease in the number of issued shares of Common Stock of the Company without receipt of consideration by the Company.

         Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall be adjusted so as to pertain and apply to the securities to which the holder of the number of shares of Common Stock of the Company subject to the Option would have been entitled.

         Upon (i) the dissolution or liquidation of the Company, (ii) a merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or (iii) a sale or other disposition of all or substantially all of the assets of the Company, any Option granted hereunder at the discretion of the Board of Directors by Resolution shall terminate, but the Option holder shall have the right, prior to any such event, to exercise his Option in whole or in part, but in no event after the day in which the Option would otherwise terminate. Notwithstanding anything contained herein to the contrary, if the Company is merged into a corporation which will be substantially (i.e. 70% or more) owned after the merger by the same shareholders of the Company, then any Option granted hereunder shall be adjusted so as to pertain and apply to the securities to which the holder of the number of shares of Common Stock of the Company subject to the Option would have been entitled.

Tax Consequences

         Incentive stock options granted under the 1998 Plan are designed to qualify for the special tax treatment for incentive stock options provided for in the Internal Revenue Code (the "Code"). Under the provisions of the Code, an optionee who at all times from the date of grant until three months before the date of exercise is an employee of the Company, and who holds the shares of Common Stock obtained upon exercise of his incentive stock option for two years after the date of grant and one year after exercise, will recognize no taxable income on either the grant or exercise of such option and will recognize capital gain or loss on the sale of the shares. If such shares are held by the optionee for the required holding period, the Company will not be entitled to any tax deduction with respect to the grant or exercise of the option. If such shares are sold by the optionee prior to the expiration of the holding periods described above, the optionee will recognize ordinary income upon such disposition. Upon the exercise of an incentive stock option, the optionee will incur an item of tax preference equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, which may subject the optionee to the alternative minimum tax.

         The grant of a non-qualified option pursuant to the 1998 Plan will generally speaking result in neither taxable income to the optionee nor a tax deduction to the Company; however, when an optionee exercises such an option, he or she will realize, for Federal income tax purposes, ordinary income in the amount of the difference between the option price and the then market value of the share, and the Company will be entitled to a corresponding deduction. Any such ordinary income may be subject to Federal income tax withholding at the time of such exercise and will increase the optionee's tax basis for the purpose of computing gain or loss on the later sale or exchange of the shares. Officers and directors, if any, who are subject to Section 16(b) of the Securities Exchange Act of 1934 may be subject to different tax consequences upon exercise of their options, unless they file an election under Section 83(b) of the Internal Revenue Code within 30 days of such exercise.

         Because of frequent changes in the tax law, the Company recommends that optionees ascertain the status of the federal, state and local law (and proposed legislation) as it applies to their individual situation prior to the exercise of options and also prior to the time of any disposition of Common Stock acquired upon exercise of the options.

         State and foreign tax consequences vary from jurisdiction to jurisdiction, and each optionee should consult with his or her own tax adviser as to the effect of these taxes as well as the effect of the Federal income tax, in his or her particular case.


                                    AUDITORS

         The principal accountant who has been selected by the Company for the current fiscal year is Parks, Tschopp, Whitcomb & Orr, P.A. who served as the Company's independent public accountant for the fiscal year ended July 31, 2003. It is not expected that a representative of Parks, Tschopp, Whitcomb & Orr, P.A. will be present at the Annual Meeting of Shareholders, nor will have the opportunity to make a statement if they desire to do so or be available to respond to appropriate questions.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration at the Annual Meeting.

                     AVAILABILITY OF SECURITIES AND EXCHANGE
                             COMMISSION'S FORM 10-K

         THE COMPANY'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JULY 31, 2003 ON FORM 10-K INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A (EXCLUSIVE OF EXHIBITS). ADDITIONAL COPIES OF SUCH REPORT ARE AVAILABLE WITHOUT CHARGE TO THE STOCKHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING TNR ATTENTION SHAREHOLDER RELATIONS, 301 CENTRAL PARK DRIVE, SANFORD, FLORIDA 32771.


                              STOCKHOLDER PROPOSALS

                 Stockholders wishing to submit a proposal for action at the Company's 2004 Annual Meeting of Stockholders and desiring the proposal to be considered for inclusion in the Company's proxy materials relating thereto must provide a written copy of the proposal to the Secretary of the Company at its principal executive offices not later than July 31, 2004, and must otherwise comply with the rules of the Securities and Exchange Commission relating to stockholder proposals. The Company has the right to request documentary support (as provided in Rule 14a-8 promulgated by the Commission pursuant to the Exchange Act) of the proponent's ownership claim within fourteen (14) calendar days after receipt of the proposal, and the proponent shall furnish appropriate documentation within twenty-one (21) days after receiving such request. Stockholders who submit proposals must, in all other respects, comply with Rule 14a-8 under the Exchange Act. If a proponent fails to notify the Company at least forty-five (45) days prior to the month and day of the prior year's proxy statement, then the management proxies would be allowed their discretionary voting authority when the proposal is presented ay the Annual Meeting, without any discussion of the matter in the proxy statement.


                                               TNR TECHNICAL, INC.

                                               Kathie Thaw, Secretary

                                                                           PROXY

                      TNR TECHNICAL, INC. - ANNUAL MEETING
                  To be held on December 12, 2003 at 8:00 A.M.
           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned shareholder of TNR Technical, Inc., a New York corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated November 3, 2003 and hereby constitutes and appoints Wayne Thaw and Kathie Thaw or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Cheeca Lodge & Spa, MM (mile marker) 82, 81801 Overseas Highway, Islamorada, FL 33036 (phone no (305-664-4651) on December 12, 2003 at 8:00 A.M. local time and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1. The election of the six directors nominated by the Board of Directors.

   FOR all nominees listed below (except           WITHHOLD AUTHORITY to vote
   as indicated below), please check here / /       for all nominees listed
                                                    below, please check here / /


       Jerrold Lazarus          Norman L. Thaw             Wayne Thaw
         Kathie Thaw            Mitchell Thaw            Patrick Hoscoe

To withhold authority to vote for any individual nominee or nominees write such nominee's or nominees' name(s) in the space provided below.)

2. To ratify, adopt and approve an amendment to the Company's 1998 Incentive and Non-Statutory Stock Option Plan to increase the authorized number of shares under the Plan to 60,000 shares. [Please check one box.]

           FOR  / /            AGAINST  / /               / / ABSTAIN

               --------------------------------------------------

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors favors a "FOR" designation for proposals Nos. 1 and 2. This proxy when properly executed will be voted as directed. If no direction is indicated, the proxy will be voted for the election of the six named individuals as directors and in favor of Proposal No. 2.

Dated __________________________________2003

_________________________________________(L.S.)

_________________________________________(L.S.)

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

   PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.